Exhibit 99






[Letterhead of Bankers Trust Company of California, N.A.]







                                   October 14, 1998




To Certificateholders

               Re:  Amended and Restated Declaration and
                    Agreement of Trust dated as of
                    December 8, 1997
                    ------------------------------------

Ladies and Gentlemen:


          Reference is made to that certain (i) Amended and

Restated Declaration and Agreement of Trust dated as of December

8, 1997 (the "Trust Agreement") among the California

Infrastructure and Economic Development Bank (the "Originator"),

Bankers Trust Delaware (the "Delaware Trustee"), and Bankers

Trust Company of California, N.A. ("BT California"), as

certificate trustee (the "Certificate Trustee"), (ii) First

Supplemental Agreement of Trust dated as of December 8, 1997 (the

"First Supplemental Agreement") among the Originator, the

Delaware Trustee and the Certificate Trustee, (iii) Indenture

dated as of December 8, 1997 (the "Indenture") between PG&E

Funding LLC (the "Issuer") and BT California, as note trustee

(the "Note Trustee"), (iv) Series Supplement dated as of

December 8, 1997 (the "Series Supplement") between the Issuer and the Note Trustee, and (v) Transition Property Servicing

Agreement, dated as of December 8, 1997 (the "Servicing

Agreement") between the Issuer and Pacific Gas & Electric Company

(the "Servicer").  The Trust Agreement, First Supplemental

Agreement, Indenture, Series Supplement and Servicing Agreement

are collectively referred to herein as the "Agreements."

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreements.


Purpose Of This Letter
----------------------

          The purpose of this letter is to notify

Certificateholders that, on November 3, 1998, the electorate of the State of California will vote on a Proposed Act (as defined below), which, if passed and upheld by the courts, would impair rights of Certificateholders and would lead to a default in the payment of principal and interest on approximately $6 billion of certificates, including the Certificates.  A majority of the electorate voting "yes" would pass the Proposed Act.  The

certificates that would be impaired are those issued pursuant to

(i) the Trust Agreement and the First Supplemental Agreement,

(ii) the Amended and Restated Declaration and Agreement of Trust

dated as of December 11, 1997, and the First Supplemental

Agreement of Trust dated as of December 11, 1997 (the "SCE Trust

Agreement"), and (iii) the Amended and Restated Declaration and

Agreement of Trust dated as of December 16, 1997, and the First

Supplemental Agreement of Trust dated as of December 16, 1997

(the "SDG&E Trust Agreement").

          Because the Proposed Act, if passed and upheld by the

courts, would adversely affect Certificateholders, the

Certificate Trustee is requesting, pursuant to Section 5.03(b) of the Trust Agreement, authorization and direction from

Certificateholders to commence suit to enforce the State Pledge,

to enjoin the implementation of Section 840.1 of the Proposed

Act, to collect monetary damages as a result of any breach of the

State Pledge, and to provide other appropriate relief.  Under

Section 8.02(d)(i) of the Indenture, these costs should be

payable quarterly from amounts held in the Collection Account.

Moreover, Sections 5.06 and 5.04 of the Servicing Agreement

obligate the Servicer to indemnify the Certificate Trustee for

"all liabilities, obligations, losses, damages, payments, claims,

costs or expenses of any kind whatsoever" incurred in connection with the Certificates, other than such expenses incurred as a result of gross negligence or willful misconduct.  Pursuant to

Section 6.02(e) of the Trust Agreement, the Certificate Trustee

requires indemnification by Certificateholders to the extent these other amounts are not payable for such purposes, as

described more fully in the enclosed authorization and direction letter (the "Authorization Letter").

The Proposed Act And
Consequences Of Its Passage
---------------------------

          Under California law, the electorate has the right,

through its initiative powers, to propose statutes.   The Utility

Rate Reduction and Reform Act (the "Proposed Act") has qualified for the ballot ("Initiative SA 97RF0064") and will be voted upon by the electorate on November 3, 1998 ("Proposition 9").  A copy of the Proposed Act is enclosed.  If passed, the Proposed Act could be construed to be effective on November 4, 1998 unless stayed by a court.

          The Proposed Act would add Section 840.1(a) to the

California Public Utilities Code, prohibiting utility taxes, bond payments, surcharges or any other assessments to pay for

securitization bonds.  Specifically, Section 840.1  provides:

          "Section 840.1
          --------------

               Notwithstanding current Sections 840 through 847 of the Public Utilities Code:
                    (a) No electric corporation, affiliate of an electric corporation or any other financing entity shall assess or collect any utility tax, bond payment, surcharge or any other assessment authorized by a Public Utilities Commission financing order issued pursuant to Sections 840 through 847 of the Public Utilities Code for the purpose of paying principle [sic], interest or any other costs of any bonds authorized by those sections.
                           *    *    *

                    (c)  Any electric corporation, affiliate of
               an electric corporation or any other financing entity which is subject to a financing order issued under Section 841 that is determined by a court of competent jurisdiction to be enforceable despite subsection (a) of this section, shall offset any utility tax, bond payment, surcharge, or other assessment described in subsection (a) collected from any customer with an equal credit to be applied concurrently with the collection of the utility tax, bond payment surcharge or other assessment."

          Therefore, if passed by the electorate on November 3,

1998, the Proposed Act breaches the State Pledge by the State of

California.

          The State Pledge is set forth in Section 11.01 of the

Trust Agreement and in Section 841(c) of the California Public

Utilities Code.  Section 841(c) provides:

          " . . . the State of California does hereby pledge and agree with the owners of transition property and holders of rate reduction bonds that the state shall neither limit nor alter the fixed transition amounts, transition property, financing orders, and all rights thereunder until the obligations, together with the interest thereon, are fully met and discharged, provided nothing contained in this section shall preclude the limitation or alteration if and when adequate provision shall be made by law for the protection of the owners and holders. The bank as agent for the state is authorized to include this pledge and undertaking for the state in these obligations."

          Thus, Section 841(c) provides that the State of

California will not limit or alter the revenue stream that was created to pay principal and interest in respect of the

Certificates without making "adequate provision."  The Proposed

Act would eliminate the revenue streams, but by its terms does not make "adequate provision" for payment of principal or

interest on the Certificates.

          If passed by the electorate on November 3, 1998, the

Proposed Act would breach the State Pledge.  A breach by the

State of California of the State Pledge is included in the

definition of and constitutes an "Event of Default" in the Trust

Agreement.  When there is an "Event of Default," the Certificate

Trustee can take all prudent actions, including instituting suits at law to enforce the State Pledge and to obtain appropriate relief.  Further, unless the State of California provides

sufficient revenues, a default in payment of principal and

interest to Certificateholders eventually would occur.

The Trust Agreement
-------------------

          Under Section 5.03(a) of the Trust Agreement, if there

is a failure to make payment of the principal of or interest on any Note, then the Certificate Trustee, if directed in writing by the Holders of a majority of the Outstanding Amount of the

Certificates of all Series, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Note.

          Similarly, under Section 5.03(b) of the Trust

Agreement, if there is a breach of the State Pledge by the State of California, then the Certificate Trustee, if directed in

writing by the Holders of a majority of the Outstanding Amount of the Certificates of all Series, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, to enforce the State Pledge and to collect any monetary damages as a result of a breach thereof.

          Pursuant to Section 6.02(e) of the Trust Agreement, the

Certificate Trustee is under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement at the

request or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Certificate

Trustee reasonable security or indemnity satisfactory to it against the cost, expenses (including reasonable legal fees and expenses) and liabilities that might be incurred by it in

compliance with such request or direction.

          As noted above, when there is an "Event of Default"

under the terms of the Trust Agreement, the Certificate Trustee can take all prudent actions, including instituting suits at law to enforce the State Pledge and to obtain appropriate relief.

The Servicers
-------------

          Counsel for the Certificate Trustee has been informed

by counsel for each of Southern California Edison Company

("SCE"), Pacific Gas and Electric Company ("PG&E") and San Diego

Gas and Electric Company ("SDG&E"), that, in their respective capacities as Servicers, they intend immediately to commence litigation to have the Proposed Act declared unconstitutional under the constitutions of both the State of California and the

United States, if it should be passed by the electorate on

November 3, 1998.  Copies of letters from SCE, PG&E and SDG&E to their respective Note Issuers are enclosed.

The Authorization Letter
------------------------

          In order to protect the interests of the

Certificateholders in the event the Proposed Act is passed on

November 3, 1998, counsel for the Certificate Trustee, on behalf of the Certificateholders, must commence (and have commenced)

preparations immediately to challenge the constitutionality of the Proposed Act.  Counsel for the Certificate Trustee, on behalf of the Certificateholders, wants to be prepared, on November 4,

1998, to challenge the constitutionality of the Proposed Act, to seek an injunction against its enforcement while the legal

challenge is pursued in the courts and to seek other appropriate relief.

          Enclosed is an Authorization Letter from each

Certificateholder authorizing and directing BT California in its capacity as Certificate Trustee, pursuant to Section 5.03(b) of the Trust Agreement, to institute any suit to enforce the State

Pledge and to collect monetary damages as a result of any breach thereof.  As a condition to such direction, pursuant to Section

6.02(e) of the Trust Agreement, Certificateholders must agree to indemnify BT California, Bankers Trust Delaware, their respective officers, directors, agents and employees and their affiliates and hold them harmless against any loss, liability, cost or

expense (including reasonable legal fees and expenses) arising out of such suit to the extent amounts in the Collection Account may be insufficient, and if indemnification from the Servicer is unavailing for that purpose.

          Please review the Authorization Letter and if you

decide to authorize and direct the Certificate Trustee to take action, please sign and return it immediately, and not later than

5:00 p.m. Eastern Standard Time on November 2, 1998.

          If you have any questions with respect to the matters

described above, please contact the Information Agent, Morrow &

Co., Inc. at 1 (800) 662-5200, fax (212) 754-8300.



                         By:  BANKERS TRUST COMPANY OF
                              CALIFORNIA, N.A., as Certificate
                              Trustee








Enclosures:  Authorization Letter
             Letters from Servicers
             Proposed Act

Bankers Trust Company of California, N.A.
c/o Bankers Trust Company
Four Albany Street
New York, New York 10006

Bankers Trust (Delaware)
E.A. Delle Donne, Corporate Center
Montgomery Building
1011 Centre Road, Suite 200
Wilmington, Delaware 19805-1266

               Re:  Amended and Restated Declaration and
                    Agreement of Trust dated
                    as of December 8, 1997
                    ----------------------------------------

Ladies and Gentlemen:

          Reference is made to that certain (i) Amended and

Restated Declaration and Agreement of Trust dated as of December

8, 1997 (the "Trust Agreement") among the California

Infrastructure and Economic Development Bank (the "Originator"),

Bankers Trust Delaware (the "Delaware Trustee"), and Bankers

Trust Company of California, N.A. ("BT California"), as

certificate trustee (the "Certificate Trustee"), (ii) First

Supplemental Agreement of Trust dated as of December 8, 1997 (the

"First Supplemental Agreement") among the Originator, the

Delaware Trustee and the Certificate Trustee, (iii) Indenture dated as of December 8, 1997 (the "Indenture") between PG&E

Funding LLC (the "Issuer") and BT California, as note trustee

(the "Note Trustee"), (iv) the Series Supplement dated as of

December 8, 1997 (the "Series Supplement") between the Issuer and the Note Trustee, and (v) the Transition Property Servicing

Agreement, dated as of December 8, 1997 (the "Servicing

Agreement") between the Issuer and Pacific Gas & Electric Company

(the "Servicer").  The Trust Agreement, First Supplemental

Agreement, Indenture, Series Supplement and Servicing Agreement

are collectively referred to herein as the "Agreements."

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreements.

          Each of the undersigned Certificateholders (the

"Certificateholders") hereby authorizes and directs BT California in its capacity as Certificate Trustee, pursuant to Section

5.03(b) of the Trust Agreement, to institute any suits, actions or proceedings at law, in equity or otherwise, to enforce the

State Pledge and to collect monetary damages as a result of any breach thereof and to prosecute any such suit, action or

proceeding to judgment or final decree and to take any and all actions consistent with the foregoing including the retention of counsel or counsels as may be appropriate or necessary in

connection therewith.  An "Event of Default" is defined in the

Trust Agreement to include a breach by the State of California of the State Pledge.  Independent of any authorization and direction by Certificateholders, the Certificate Trustee can take all

prudent actions, including instituting suits at law to enforce the State Pledge and to obtain appropriate relief when there is an "Event of Default" as defined in the Trust Agreement.

          Under Section 8.02(d)(i) of the Indenture, the costs

associated with the implementation of the directions described herein should be payable quarterly from amounts held in the

Collection Account.  Moreover, Sections 5.06 and 5.04 of the

Servicing Agreement obligate the Servicer to indemnify the

Certificate Trustee for "all liabilities, obligations, losses,

damages, payments, claims, costs or expenses of any kind

whatsoever" incurred in connection with the Certificates, other than such expenses incurred as a result of gross negligence or willful misconduct.  Pursuant to Section 6.02(e) of the Trust

Agreement, the Certificate Trustee requires indemnification by

Certificateholders to the extent these other amounts are not payable for such purposes.

          In connection with the foregoing, by its execution

hereof, each of the Certificateholders hereto severally, and not jointly, in proportion to its percentage interest of the

aggregate principal amount of Certificates outstanding, hereby agrees to indemnify BT California, Bankers Trust Delaware, their respective officers, directors, agents and employees and their affiliates (the "Indemnified Parties") and hold them harmless against any loss, liability, cost or expense (including

reasonable legal fees and expenses) arising out of or in

connection with the implementation of the directions described herein to the extent amounts in the Collection Account may be insufficient, and if indemnification from the Servicer is unavailing for that purpose, provided however, that the foregoing indemnity shall not extend to any loss, liability, costs or

expenses incurred by the Indemnified Parties arising out of or in connection with the gross negligence or willful misconduct of the

Indemnified Parties.  The Indemnified Parties, at the expense of the Certificateholders, retain the right to representation by counsel or multiple counsel of its own choosing in any action,

suit or any other proceeding brought against it in relation to its execution of the directions set forth herein without

affecting the Indemnified Parties' right to indemnification

hereunder or waiving any rights afforded to it under the

Agreements, any related agreement or applicable law.

          The provisions of this indemnity shall survive (i) the

resignation or removal of BT California, as Certificate Trustee,

(ii) the resignation or removal of BT California, as Note

Trustee, (iii) the resignation or removal of Bankers Trust

Delaware, as Delaware Trustee, (iv) the execution or termination of these instructions, and (v) the termination of any of the

Agreements or any related agreement or agreements.  The

Indemnified Parties shall promptly provide the Certificateholders written notice of any such loss, liability, cost or expense, or any pending or threatened claim or litigation of which the

Indemnified Parties has actual knowledge, provided, however,

failure to provide such notice shall in no way waive or limit the

Certificateholders' duties or obligations hereunder.  The

indemnity set forth herein or the Indemnified Parties' election to seek relief hereunder does not constitute a waiver of any rights, privileges, immunities and/or indemnities as provided to it pursuant to the terms of the Agreements, and any related

agreement or under applicable law.

          The terms and provisions of this letter shall be

governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws provisions.  This letter may be countersigned in any number of counterparts, each executed counterpart constituting an original,

but together only one instrument.  Facsimile signatures shall be deemed to be original signatures for all purposes hereunder.

          Please return by not later than 5:00 p.m. Eastern

Standard Time on November 2, 1998 to:

               Morrow & Co., Inc.
               445 Park Avenue, Fifth Floor
               New York, New York 10022
               Phone: 1 (800) 662-5200
               Facsimile: (212) 754-8300




                                       __________________________
                                        NAME OF BENEFICIAL OWNER




                                   BY: __________________________
                                        Name:

                                        Title:

                                        Phone No.:

                                        Fax No.:

                                        Date:



                                      ___________________________
                                        NOMINEE NAME

Please enter dollar amount of consent next to each class.
---------------------------------------------------------
California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1, Series 1997-1 Rate Reduction Certificates


Class     Cusip #      Consented Amount

A-1       130335AA0     ________________


A-2       130335AB8     ________________


A-3       130335AC6     ________________


A-4       130335AD4     ________________


A-5       130335AE2     ________________


A-6       130335AF9     ________________


A-7       130335AG7     ________________


A-8       130335AH5     ________________

              [LETTERHEAD OF PACIFIC GAS AND ELECTRIC COMPANY]

                        October  5, 1998

PG&E Funding LLC
245 Market Street
Room 424
San Francisco, CA  94105

          Re:  Proposition 9

Ladies and Gentlemen:

          On June 24, 1998, the California Secretary of State announced that Proposition 9 had qualified for the November 3, 1998 ballot. At least one portion of Proposition 9, proposed section 840.1 of the California Public Utilities Code, could have serious adverse consequences for PG&E Funding LLC (the "Note Issuer") and for holders of Rate Reduction Certificates issued by the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1 (the "Certificates"). Proposed
section 840.1 would prohibit the assessment or collection of fixed transition amounts for the purpose of paying principal or interest on the Certificates. If Proposition 9 is approved by the voters, proposed section 840.1 could be construed to take effect on November 4, 1998, unless it is stayed by a court.

          If Proposition 9 is approved by the voters, Pacific Gas and Electric Company ("PG&E") intends to comply with its obligations under section 5.02(d) of the Transition Property Servicing Agreement by "tak[ing] such legal or administrative actions . . . as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Financing Order or the rights of holders of Transition Property by legislative enactment, voter initiative or constitutional amendment that would be adverse to Certificateholders." Accordingly, if Proposition 9 is approved by the voters, PG&E intends to commence litigation immediately to cause section 840.1 declared unconstitutional.

          As with any litigation, the ultimate result of any such litigation is uncertain. PG&E believes that the chance of a successful outcome will be maximized if Bankers Trust Company of California, N.A., immediately appears in the litigation in its capacity as Certificate Trustee on behalf of Certificateholders, the parties most directly and immediately impacted by proposed section 840.1.

                              Very truly yours,

                              /s/ KENT M. HARVEY
                              Senior Vice President, Treasurer
                              and Chief Financial Officer

cc:  Bankers Trust Company of California, N.A.
     c/o Bankers Trust Company
     Corporate Trust and Agency Services
     Four Albany Street
     New York, NY 10006
     Attention: Structured Finance Group

            [LETTERHEAD OF SOUTHERN CALIFORNIA EDISON COMPANY]

                         October 6, 1998

SCE Funding LLC
2244 Walnut Grove Ave., Room 180
Rosemead, CA 91770

Ladies and Gentlemen:

          On June 24, 1998, the California Secretary of State announced that Proposition 9 had qualified for the November 3, 1998 ballot. At least one portion of Proposition 9, proposed
Section 840.1 of the California Public Utilities Code, could have serious adverse consequences for SCE Funding LLC (the "Note Issuer") and for holders of Rate Reduction Certificates issued by the California Infrastructure and Economic Development Bank Special Purpose Trust SCE-1 (the "Certificates"). Proposed
Section 840.1 would prohibit the assessment or collection of fixed transition amounts for the purpose of paying principal or interest on the Certificates. If Proposition 9 is approved by the voters, proposed Section 840.1 could be construed to take effect on November 4, 1998, unless it is stayed by a court.

          If Proposition 9 is approved by the voters, Southern California Edison Company ("SCE") intends to comply with its obligations under Section 5.02(d) of the Transition Property Servicing Agreement by "tak[ing] such legal or administrative actions . . . as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Financing Order or the rights of holders of Transition Property by legislative enactment, voter initiative or constitutional amendment that would be adverse to Certificateholders." Accordingly, if Proposition 9 is approved by the voters, SCE intends to commence litigation immediately to cause Section 840.1 to be declared unconstitutional.

          As with any litigation, the ultimate result of any such litigation is uncertain. SCE believes that the chance of a successful outcome will be maximized if Bankers Trust Company of California, N.A. immediately appears in the litigation in its capacity as Certificate Trustee on behalf of Certificateholders, the parties most directly and immediately impacted by proposed
Section 840.1.

                                Very truly yours,

                                /s/ Theodore F. Craver, Jr.
                                Theodore F. Craver, Jr.
                                Senior Vice President and
                                Treasurer


cc: Bankers Trust Company of California, N.A.
    c/o Bankers Trust Company
    Corporate Trust and Agency Services
    Four Albany Street
    New York, NY 10006
    Attention: Structured Finance Group

           [LETTERHEAD OF SAN DIEGO GAS AND ELECTRIC COMPANY]

                         October 6, 1998


SDG&E Funding LLC
101 Ash Street
Room 111
San Diego, CA  92101

          Re: Proposition 9

Ladies and Gentlemen:

On June 24, 1998, the California Secretary of State announced that Proposition 9 had qualified for the November 3, 1998 ballot. At least one portion of Proposition 9, proposed section 840.1 of the California Public Utilities Code, could have serious adverse consequences for SDG&E Funding LLC (the "Note Issuer") and for holders of Rate Reduction Certificates issued by the California Infrastructure and Economic Development Bank Special Purpose Trust SDG&E-1 (the "Certificates"). Proposed section 840.1 would prohibit the assessment or collection of fixed transition amounts for the purpose of paying principal or interest on the Certificates. If Proposition 9 is approved by the voters, proposed section 840.1 could be construed to take effect on November 4, 1998, unless it is stayed by a court.

If Proposition 9 is approved by the voters, San Diego Gas and Electric Company ("SDG&E) intends to comply with its obligations under section 5.02(d) of the Transition Property Servicing Agreement by "tak[ing] such legal or administrative actions . . . as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Financing Order or the rights of holders of

Transition Property by legislative enactment, voter initiative or constitutional amendment that would be adverse to Certificateholders." Accordingly, if proposition 9 is approved by the voters, SDG&E intends to commence litigation immediately to cause section 840.1 declared unconstitutional.

As with any litigation, the ultimate result of any such litigation is uncertain. SDG&E believes that the chance of a successful outcome will be maximized if Bankers Trust Company of California, N.A., immediately appears in the litigation in its capacity as Certificate Trustee on behalf of Certificateholders, the parties most directly and immediately impacted by proposed section 840.1

                              Sincerely yours,



                              Edwin L. Guiles

cc:  Bankers Trust Company of California, N.A.
     c/o Bankers Trust Company
     Corporate Trust and Agency Services
     Four Albany Street
     New York, NY  10006
     Attention: Structured Finance Group

          THE UTILITY RATE REDUCTION AND REFORM ACT


SECTION 1.  FINDINGS AND DECLARATIONS

The people of California find and declare as follows:

The cost and dependability of California's electric utility service are threatened by a new law that was intended to reduce regulation of electric utility companies in this state.

Any change in the way electricity is sold should benefit all electric utility customers, including residential and small business customers, and should result in a fair and competitive marketplace.

Instead of creating a fully competitive market for electricity, the new law unfairly favors existing electric utility monopolies by forcing customers to pay rates more than 40 percent higher than the market price in order to bail out utilities for their past bad investments.

As a result of this $28 billion bailout for electric utility companies, the average California household will pay more than $250 more per year for electricity than they would in a fully competitive market.

Residential and small business customers should not be required to bear the costs of bonds used by utility companies to pay for past bad investments.

It is against public policy for residential and small business customers to be required to pay for the imprudent and uneconomic decisions of electric utility companies to invest in nuclear power plants which the public did not want and which threaten the health and safety of this state.

Under the new law, deregulation of electric utility companies may result in marketing abuses that harm residential and small business customers. Such abuses may include the selling of information about these customers to other companies for profit.

Therefore, the People of California declare that it is necessary to protect residential and small business customers from unfair and unjustified taxes and surcharges that will force them to subsidize electric utility companies. It is also necessary to ensure that residential and small business customers directly benefit from deregulation of electric utility companies.

SECTION 2.  PURPOSE

The purpose of this chapter is to:

(1) Reduce residential and small commercial electricity rates by 20 percent to assure that these customers receive a direct benefit from the transition to the competitive marketplace for electricity.

(2) Prohibit taxes, surcharges, bond payments or any other assessment from being added to electricity bills to pay off utility companies' past bad investments in nuclear power plants and other generation-related costs.

(3) Prohibit bonds from being used to force residential and small business customers to pay for past bad investments by electric utility companies.

(4)  Provide for fair and public review of California Public
Utilities Commission decisions related to electricity price and services.

(5) Protect the privacy of utility customers and provide the information consumers need to obtain low cost and high quality electric service.

SECTION 3.  THE FOLLOWING SECTIONS ARE ADDED TO THE PUBLIC
UTILITIES CODE:

ELECTRIC UTILITY RATE REDUCTION

Section 368.1

(a) No later than January 1, 1999, electricity rates for residential and small commercial customers shall be reduced so that these customers receive rate reductions of at least
20 percent on their total electricity bill as compared to   the
rate schedules in effect for these customers on June 10,    1996.

(b) The rate reductions described in subsection (a) shall be achieved through cutting payments to electric corporations for their nuclear and other uneconomic generation costs as described in Section 367.1 and 367.2.

(c) No utility tax, bond payment, surcharge, or any other assessment in any form shall be levied against any electric utility customer to pay for the rate reductions described in subsections (a) and (b).

PROHIBITION AGAINST UTILITY TAXES, BOND PAYMENTS, SURCHARGES OR
ANY OTHER ASSESSMENTS TO PAY FOR NUCLEAR POWER PLANTS

Section 367.1

(a) Effective immediately, costs for nuclear generation plants and related assets and obligations shall not be paid for by electric utility customers, except to the extent that such costs are recovered by the sale of electricity at competitive market
prices as reflected in independent Power     Exchange revenues or
in contracts with the Independent  System Operator.

(b) No utility tax, bond payments, surcharge, or any other assessment in any form shall be levied against any electric utility customer for the recovery of nuclear costs described in subsection (a).

(c) This section shall not apply to reasonable nuclear decommissioning costs as referenced in Section 379 of the Public Utilities Code.

LIMITATION ON UTILITY TAXES, BOND PAYMENTS, SURCHARGES, AND ANY
OTHER ASSESSMENTS TO PAY FOR ELECTRIC UTILITY COMPANY INVESTMENTS
IN NON-NUCLEAR GENERATION ASSETS

Section 367.2

(a) Effective immediately, costs for non-nuclear generation plants and related assets and obligations shall not be recovered from electric utility customers under the cost recovery mechanism provided for by sections 367 through 376 of the Public Utilities Code except to the extent that such costs are recovered by the sale of electricity at competitive market rates from independent Power Exchange revenues or from contracts with the Independent System Operator, unless the electric utility first demonstrates to the satisfaction of the Commission at a public hearing that failure to recover such costs would deprive it of the opportunity to earn a fair rate of return.

(b) This section shall not apply to costs associated with renewable non-nuclear electricity generation facilities described in Section 381(c)(3), or to costs associated with power purchases from qualifying facilities pursuant to the Public Utility Regulatory Policies Act of 1978 and related commission decisions.

PROHIBITION AGAINST UTILITY TAXES, BOND PAYMENTS, SURCHARGES, AND
ANY OTHER ASSESSMENTS TO PAY FOR SECURITIZATION BONDS

Section 840.1

Notwithstanding current Sections 840 through 847 of the Public
Utilities Code:

(a)  No electric corporation, affiliate of an electric
corporation or any other financing entity shall assess or
collect any utility tax, bond payment, surcharge, or any    other
assessment authorized by a Public Utilities Commission
financing order issued pursuant to Sections 840 through 847
of the Public Utilities Code for the purpose of paying
principle, interest or any other costs of any bonds    authorized
by those sections.

(b) The Public Utilities Commission shall not issue any financing order pursuant to Sections 840 through 847 after the effective date of this measure.

(c) Any electric corporation, affiliate of an electric corporation or any other financing entity which is subject to a financing order issued under Section 841 that is determined by a
court of competent jurisdiction to be   enforceable despite
subsection (a) of this section, shall   offset any utility tax,
bond payment, surcharge, or other assessment described in subsection (a) collected from any customer with an equal credit
to be applied concurrently    with the collection of the utility
tax, bond payment,  surcharge or other assessment.

Section 841.1

Any underwriter or bond purchaser who purchases rate reduction bonds after November 24, 1997 issued pursuant to current Sections
840 through 847 shall be deemed to have notice of the provisions of Section 367.1, 367.2, 368.1, and 840.1.

PUBLIC PARTICIPATION AND JUDICIAL REVIEW FOR CONSUMER PROTECTION
AND ELECTRIC COMPANY ACCOUNTABILITY

Section 1701.5

(a) Any action or proceeding of the Public Utilities Commission pursuant to Section 367.1, 367.2, 368.1 and 840.1 of the Public Utilities Code shall require a public hearing where evidence is taken by and discretion is vested in the Public
Utilities Commission.

(b) Any change to the amount of above-market costs for non-nuclear generation plants and related assets and obligations
being recovered from utility customers shall only be made   after
the electrical corporation has provided notice to the public pursuant to Section 454 of the Public Utilities Code.

(c) Any action or proceeding to attack, review, set aside, void or annul a determination, finding, or decision of the Public
Utilities Commission relating to electric restructuring     under
Chapter 2.3 of Part I of Division 1 of the Public      Utilities
Code and financing of transition costs as    described in Article
5.5 of Chapter 4 of Part 1 of Division  1 of the Public Utilities
Code shall be in accordance with   the provisions of Section
1094.5 of the Code of Civil   Procedure.  In any such action the
writ of mandate shall lie     from the court of appeals to the
Public Utilities    Commission. The court shall not exercise its
independent    judgement but shall only determine whether the
determination, finding or decision of the Public Utilities Commission is supported by substantial evidence in light of the whole record.


ELECTRIC UTILITY CUSTOMER PRIVACY PROTECTION

Section 394.1

The confidentiality of residential and small commercial customer information shall be fully protected as provided by law. No entity providing electricity services including an electric corporation shall provide information about a residential or small commercial customer to any third party without the express written consent of the customer.

ELECTRIC UTILITY CUSTOMER INFORMATION

Section 393

The Public Utilities Commission shall require each electric utility or electric service provider to provide such information or materials with each utility bill issued to residential and small commercial customers as the Commission determines to be necessary to assist consumers in obtaining low cost, high quality electric service options, including electric service options that reduce environmental impacts such as those that rely on renewable energy sources and to protect consumers' interest in all matters concerning safe and dependable delivery of electric service.



DEFINITIONS

Section 330.1 Definitions of Charges

(a) "Utility tax," "bond payments," "surcharge," "assessment" or "involuntary payment" mean any charge that serves to permit an electric corporation to recover the value of uneconomic assets from ratepayers, and includes but is not limited to a "fixed transition amount" as defined by Section 840(d), and the
     "competition transition charge" that is the nonbypassable charge referred to in Sections 367 to 376, inclusive.

(b)  For purposes of Sections 330.1, 367.1, 367.2, 368.1, 393 and
840.1, the terms "electric utility," "electric utility
company," and "electric  corporation" have the same    meaning
as the term "electrical corporation" as defined in     Section
218 of the Public Utilities Code.

REPEAL OF EXISTING LAW

Sections 367(a), 368(d), 368(h) of the Public Utilities Code are repealed.

SECTION 4.  INITIATIVE INTEGRITY

(a) This act shall be broadly construed and applied in order to fully promote its underlying purposes, and to be consistent with the United States Constitution and the Constitution of
the State of California.  If any provision of this     initiative
conflicts directly or indirectly with any other   provisions of
law, including but not limited to the cost   recovery mechanism
provided for by Sections 367 through    376 of the Public
Utilities Code, or any other statute    previously enacted by the
Legislature, it is the intent of   the voters that those other
provisions shall be null and  void to the extent that they are
inconsistent with this   initiative and are hereby repealed.

(b) No provision of this act may be amended by the Legislature except to further the purpose of that provision by a statute passed in each house by roll call vote entered in the journal,two thirds of the membership concurring, or by a statute that becomes effective only when approved by the electorate. No amendment by the Legislature shall be deemed to further the purposes of this act unless it furthers the purpose of the specific provision of this act that is being amended. In any judicial action with respect to any legislative amendment, the court shall exercise its independent judgment as to whether or not the amendment satisfies the requirements of this subsection.

(c) If any provision of this act or the application thereof to any person or circumstances is held invalid, that invalidity shall not effect other provisions or applications of the act that can be given effect in the absence of the invalid provision or application. To this end, the provisions of this act are severable.

(d) It is the will of the People that any legal challenges to the validity of any provision of this act be acted upon by the courts upon an expedited basis.